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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                      February 16, 1999 (February 12, 1999)


                            MERITOR AUTOMOTIVE, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                    1-13093                     38-3354643
(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)               File No.)                Identification No.)



                              2135 West Maple Road
                                 Troy, Michigan
                    (Address of principal executive offices)


                                   48084-7186
                                   (Zip code)


Registrant's telephone number, including area code:  (248) 435-1000

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         23 Consent of Robert L. Schroder, Esq., Assistant General Counsel of Meritor.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MERITOR AUTOMOTIVE, INC.



                                          By: /s/ Thomas J. Joyce
                                             -------------------------------
                                              Thomas J. Joyce
                                              Vice President and Treasurer

Date: February 16, 1999